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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


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                         DATE OF REPORT: APRIL 26, 2001
                        (DATE OF EARLIEST EVENT REPORTED)
                        COMMISSION FILE NUMBER 000-30421



                           HANMI FINANCIAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          -------------------------------------------------------------
                    DELAWARE                         95-4788120

          (STATE OR OTHER JURISDICTION OF          (I.R.S. EMPLOYER
          INCORPORATION OR ORGANIZATION)        IDENTIFICATION NUMBER)



            3660 WILSHIRE BOULEVARD SUITE PH-A LOS ANGELES, CA 90010
                                 (213) 382-2200
          (ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES)
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

As indicated in Form 8-K dated April 18, 2001, Hanmi Financial Corporation (the Company) terminated its relationship with the accounting firm of Deloitte & Touche, LLP as independent accountants.

Effective April 26, 2001, the Company has engaged KPMG LLP (KPMG) as its principal accountant for 2001. During the years ended December 31, 2000, 1999 and 1998, and through the date hereof, the Company did not consult with KPMG regarding either

(i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or

(ii) any matter that was either the subject of a disagreement (as defined in Item 304(a) (l) (iv) of Regulation S-K) or a "reportable event" (as defined in Item 304(a) (l) (v) of Regulation S-K).





                            HANMI FINANCIAL CORPORATION


                            BY: /s/ YONG KU CHOE
                               ---------------------------------
                               YONG KU CHOE,
                               SENIOR VICE PRESIDENT AND
                               CHIEF FINANCIAL OFFICER